UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2025
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800, Corpus Christi, Texas, U.S.A.	78401
(U.S. corporate headquarters)	(Zip Code)

1830 – 1188 West Georgia Street Vancouver, British Columbia, Canada	V6E 4A2
(Canadian corporate headquarters)	(Zip Code)

(Address of principal executive offices)

(361) 888-8235
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
__________

Item 7.01         Regulation FD Disclosure

On August 5, 2025, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release to announce that its Sweetwater Uranium Complex has been designated as a transparency project by the U.S. Federal Permitting Improvement Steering Council (the “Steering Council”) as part of the implementation of President Trump’s March 20, 2025 Executive Order on Immediate Measures to Increase American Mineral Production.

The Executive Order directed federal agencies to fast-track permitting for certain infrastructure and critical mineral projects selected by the Steering Council. As a result, Sweetwater has been selected for fast-tracking and added to the FAST-41 transparency dashboard. The addition of projects like Sweetwater supports America’s mineral production goals by creating a more efficient and transparent federal permitting process for projects with the potential to supply minerals critical to the nation.

UEC’s primary objective of this permitting initiative is to enable In-Situ Recovery (“ISR”) mining methods, a lower-impact approach to uranium extraction, within the existing mine permit boundary and to expand the mine boundary to include adjacent ISR-amenable deposits located on federally managed lands overseen by the Bureau of Land Management (the “BLM”). The BLM, under the Department of the Interior, is the lead agency for federal permitting.

Amir Adnani, UEC President and CEO, stated:

“Sweetwater’s selection under FAST-41 reinforces its national importance as a key project to achieve the United States' goals of establishing reliable infrastructure, supporting nuclear fuel independence. Acquired from Rio Tinto in 2024, Sweetwater will be UEC’s third hub-and-spoke production platform, following operational advancements underway in Wyoming’s Powder River Basin and South Texas. On completing this tack-on permitting initiative, Sweetwater will be the largest dual-feed uranium facility in the United States, licensed to process both conventional ore and ISR resin. This will provide the Company unrivaled flexibility to scale production across the Great Divide Basin, leveraging UEC’s leading domestic resource base. We’re proud of and grateful for the Steering Council’s support under President Trump’s Executive Order to fast-track a secure, predictable, and affordable supply of critical minerals.”

Trump Administration Presidential Appointee, Emily Domenech, Executive Director of the Federal Permitting Improvement Steering Council added:

“I am excited to welcome the Sweetwater Complex to the FAST-41 transparency dashboard in support of President Trump’s goal of unlocking America’s mineral resources. The uranium that this project can produce would be game-changing for our nation as we work to reduce our reliance on Russia and China, strengthen our national and economic security, and reestablish a robust domestic supply chain of nuclear fuel."

About the Sweetwater Processing Plant

UEC’s Sweetwater Complex, anchored by the Sweetwater Processing Plant which is a 3,000 ton per day conventional uranium mill, fully licensed and permitted by the State of Wyoming. With an existing licensed capacity of 4.1 million pounds of U₃O₈ per year, on completion of this ISR permitting initiative, Sweetwater will be the largest licensed uranium production facility in the United States with dual-feed capability.

Additional key highlights of the Sweetwater Complex:

●	U.S. Leading Resource Base: Over 175 million pounds of historic uranium resources(1).
●	Scalable Platform with Rich Data: 6.1 million feet of historic drilling; Uranium Energy’s basin portfolio now totals ~108,000 acres.
●	Previously Permitted Mines: Includes the Sweetwater (Red Desert), Big Eagle, and Jackpot (Green Mountain) uranium mines, approved for conventional mining methods.
●
Highly Invested Asset Base with Scarcity Value: Significant time and cost savings in modifying existing plant versus building a new facility, including shared infrastructure and enhanced operating synergies.

Note:

1.
Based upon internal studies and other historic data prepared by prior owners of the underlying projects and dated between 1984 and 2019. Such estimates are being treated by the Company as historical in nature and a qualified person has not done sufficient work to classify the historical estimates as current mineral resources. The Company is not treating them as current resource estimates and is disclosing these historic estimates for illustrative purposes and to provide readers with relevant information regarding the projects. In addition, such estimates were not prepared under S-K 1300 standards and the results of future estimates by the Company may vary from these historic estimates.

The technical information in the news release respecting the Company’s projects has been reviewed and approved by Chris Hamel, P.Geo., Vice President Exploration, Canada, for the Company, being a Qualified Person as defined by SEC Regulation S-K 1300.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K (including the Exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01         Financial Statements and Exhibits

(d)                  Exhibits

Exhibit	Description

99.1	News Release dated August 5, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: August 5, 2025.	By:	/s/ Josephine Man
Josephine Man, Chief Financial Officer, Treasurer and Secretary

__________